SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                        [ ]  Confidential, For Use of the Commission
                                                             Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                        LANDAMERICA FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:
               .................................................................
       (2)     Aggregate number of securities to which transaction applies:
               .................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................
       (4)     Proposed maximum aggregate value of transaction:
               .................................................................
       (5)     Total fee paid:
               .................................................................

[ ]    Fee paid previously with preliminary materials.
               ..............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)     Amount previously paid:
               .................................................................
       (2)     Form, Schedule or Registration Statement no.:
               .................................................................
       (3)     Filing Party:
               .................................................................
       (4)     Date Filed:
               .................................................................

[LANDAMERICA FINANCIAL GROUP, INC. LOGO]



                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------

                                                                     May 1, 1998


Dear Shareholder:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Crestar Bank Auditorium located at 919 East Main Street, 4th Floor, Richmond, Virginia, on Tuesday, June 16, 1998, at 11:00 a.m. At the Meeting, you will be asked to elect five Directors to serve a three-year term, one Director to serve a two-year term and one Director to serve a one-year term.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting; therefore, you are requested to complete, sign, date and mail your proxy promptly in the enclosed postage-paid envelope.

         We appreciate your support and look forward to seeing you at the Meeting.

                                   Sincerely,

                                   /s/ Charles H. Foster, Jr.

                                   Charles H. Foster, Jr.
                                   Chairman and Chief
                                   Executive Officer

                        LandAmerica Financial Group, Inc.
                             6630 West Broad Street
                            Richmond, Virginia 23230


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting ("the "Meeting") of Shareholders of LandAmerica Financial Group, Inc. (the "Company") will be held in the Crestar Bank Auditorium located at 919 East Main Street, 4th Floor, Richmond, Virginia, on Tuesday, June 16, 1998, at 11:00 a.m., for the following purposes:

         (1) To elect five Directors to serve a three-year term, one Director to serve a two-year term and one Director to serve a one-year term; and

         (2) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on April 20, 1998, shall be entitled to notice of and to vote at the Meeting.

         Please sign and promptly mail the enclosed proxy to insure the presence of a quorum at the Meeting.

                                             By Order of the Board of Directors,

                                                          Russell W. Jordan, III

                                                                       Secretary

May 1, 1998
                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof.

         The Company will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telefacsimile or telegraph by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock.

         This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about May 1, 1998.

                                  VOTING RIGHTS

         The Company had 15,140,593 shares of Common Stock outstanding as of April 20, 1998, each having one vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Only holders of the Company's Common Stock of record at the close of business on April 20, 1998, will be entitled to vote.

         The Company is not aware of any matters which are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

                              ELECTION OF DIRECTORS

         At the Meeting, five Directors are to be elected for a term of three years, one Director is to be elected for a term of two years and one Director is to be elected for a term of one year. Seven other Directors have been elected to terms that end in either 1999 or 2000, as indicated below. The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders, except George E. Bello, Lowell C. Freiberg, Robert M. Steinberg and Herbert Wender, who were elected by the Board on February 27, 1998.

         Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors. The election of each nominee for Director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of Directors. Votes that are withheld and shares held in street name that are not voted in the election of Directors will not be included in determining the number of votes cast. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                           Certain Voting Arrangements

         On February 27, 1998, the Company acquired from Reliance Insurance Company ("RIC") all of the issued and outstanding shares of the capital stock of Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation"), resulting in Commonwealth and Transnation each becoming wholly owned subsidiaries of the Company (the "Acquisition"). In connection with the Acquisition, the Company, RIC and Reliance Group Holdings, Inc. ("Reliance") entered into a Voting and Standstill Agreement (the "Voting Agreement"). Pursuant to the Voting Agreement, upon consummation of the Acquisition, the Company increased the size of its Board of Directors from ten to fourteen Directors and elected Herbert Wender, the Chairman and Chief Executive Officer of Commonwealth and Transnation, and George E. Bello, Lowell
C. Freiberg and Robert M. Steinberg as initial RIC Directors (as hereinafter defined), to fill the newly created vacancies on the Board of Directors. The Voting Agreement provides that as long as RIC owns, on a fully diluted basis, at least 20% of the Company's issued and outstanding capital stock, RIC will be entitled to nominate, and the Company will recommend for election, one Director (an "RIC Director") in each of the three classes of the Board of Directors, and one of the RIC Directors will be designated to serve on each of the committees of the Board of Directors. The number of RIC Directors will be reduced once RIC's ownership of the Company's issued and outstanding Common Stock is reduced to less than 20%. Pursuant to the Voting Agreement, Reliance and RIC have agreed to certain prohibitions and requirements with respect to the voting of shares of stock owned by them or their affiliates, including the requirement that such shares be voted for nominees to the Board of Directors of the Company recommended by the Board of Directors or a nominating committee thereof. Unless terminated earlier by written agreement of the parties, the Voting Agreement will remain in effect until RIC's ownership of the capital stock of the Company is reduced below predetermined levels.

                Nominees for Election for Terms Expiring in 2001

         GEORGE E. BELLO, 62, is Executive Vice President and Controller of Reliance (a property and casualty insurance holding company), a position he has held for more than five years. He is a Director of Reliance, Zenith National Insurance Corp., United Dental Care, Inc. and Horizon Health Corporation. Mr. Bello is a member of the Audit Committee and the Compensation Committee and has been a Director since February 27, 1998.

         THEODORE L. CHANDLER, JR., 45, is a member of the law firm of Williams, Mullen, Christian & Dobbins in Richmond, Virginia, a position he has held for more than five years. He is a Director of Hilb, Rogal and Hamilton Company and Open Plan Systems, Inc. Mr. Chandler is a member of the Executive Committee, the Compensation Committee and the Nominating Committee. He has been a Director since 1991. Williams, Mullen, Christian & Dobbins acts as counsel to the Company.

         CHARLES H. FOSTER, JR., 55, is Chairman and Chief Executive Officer of the Company and of Lawyers Title Insurance Corporation ("LTIC"), a subsidiary of the Company, positions he has held for more than five years. He is a Director of Universal Corporation. Mr. Foster is Chairman of the Executive Committee and a member of the Pension and Portfolio Committee and the Finance Committee. He has been a Director since 1991.

         HERBERT WENDER, 60, is Vice Chairman and Chief Operating Officer of the Company, a position he has held since February 27, 1998. He is also Chairman and Chief Executive Officer of Commonwealth, a subsidiary of the Company, Chairman and Chief Executive Officer of Transnation, a subsidiary of the Company, and Chairman of the Board of CMAC Investment Corporation (a private mortgage insurance company), positions he has held for more than five years. Mr. Wender is a member of the Executive Committee, the Pension and Portfolio Committee and the Finance Committee. He has been a Director since February 27, 1998.

         MARSHALL B. WISHNACK, 51, is Chairman and Chief Executive Officer of Wheat First Union (formerly Wheat First Butcher Singer) (an investment banking and securities brokerage subsidiary of First Union Corporation). Prior to April 1, 1996, he was President and Chief Executive Officer of Wheat First Butcher Singer, a position he held for more than five years. Mr. Wishnack is a Director of S&K Famous Brands, Inc. He is Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating Committee. He has been a Director since 1991. Wheat First Union provides investment banking and investment management services to the Company.

                 Nominee for Election for Term Expiring in 2000

         LOWELL C. FREIBERG, 58, is Senior Vice President and Chief Financial Officer of Reliance, a position he has held for more than five years. He also served as Treasurer of Reliance from 1982 to March 1994. Mr. Freiberg is a Director of Reliance and Symbol Technologies, Inc. He is a member of the Pension and Portfolio Committee and the Finance Committee and has been a Director since February 27, 1998.

                 Nominee for Election for Term Expiring in 1999

         ROBERT M. STEINBERG, 55, is President and Chief Operating Officer of Reliance, a position he has held for more than five years. He is a Director of Reliance and Zenith National Insurance Corp. Mr. Steinberg is a member of the Executive Committee and the Nominating Committee and has been a Director since February 27, 1998.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2000

         JANET A. ALPERT, 51, is President of the Company, a position she has held since February 27, 1998, and President and Chief Operating Officer of LTIC, a position she has held for more than five years. Prior to February 27, 1998, she was President and Chief Operating Officer of the Company, a position she held for more than five years. Ms. Alpert is a member of the Executive Committee and has been a Director since 1994.

         MICHAEL DINKINS, 44, is Chief Financial Officer of CulturalAccessWorldwide, Inc. (an outsourced marketing services company). From 1996 to August 1997, he was President of the Graphic Communications Group of Cadmus Communications Corporation ("Cadmus") (a printing, marketing and publishing company). From September 1993 to 1996, Mr. Dinkins was Vice President and Chief Financial Officer of Cadmus. For 17 years prior to September 1993, he held various positions with General Electric Company. Mr. Dinkins is a member of the Audit Committee and the Pension and Portfolio Committee and has been a Director since 1997.

         JAMES ERMER, 55, retired as Executive Vice President - Strategic Planning and Corporate Development of CSX Corporation ("CSX") (a railroad and transportation company) in December 1996. Prior to April 25, 1995, he was Senior Vice President - Finance and Chief Financial Officer of CSX, a position he held for more than five years. Mr. Ermer is a Director and trustee of the Nations Funds group of mutual funds. He is a member of the Compensation Committee, the Pension and Portfolio Committee and the Finance Committee. Mr. Ermer has been a Director since 1991.

         JOHN P. McCANN, 53, is Chairman, President and Chief Executive Officer of United Dominion Realty Trust, Inc. (an apartment REIT), a position he has held for more than five years. He is a Director of United Dominion Realty Trust, Inc. and Storage USA, Inc. Mr. McCann is a member of the Audit Committee, the Pension and Portfolio Committee and the Finance Committee. He has been a Director since 1997.

                 Incumbent Directors Whose Terms Expire in 1999

         J. GARNETT NELSON, 59, is President of Mid-Atlantic Holdings, L.L.C. (a consulting and private investment company). Prior to February 1995, he was Senior Vice President - Investments of The Life Insurance Company of Virginia and Senior Executive Director of Aon Advisors, Inc. (an investment advisor), positions he held for more than five years. Mr. Nelson is a Trustee of the Mentor Family of Funds and G.E. Investment Funds, Inc. He is Chairman of the Pension and Portfolio Committee and a member of the Executive Committee and has been a Director since 1991.

         ROBERT F. NORFLEET, JR., 58, serves as a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group of Crestar Bank. From 1994 until his retirement on March 1, 1996, he was Corporate Executive Vice President and Senior Credit Officer of Crestar Bank. Prior to 1994, Mr. Norfleet was President - Capital Region and Executive Vice President - Corporate Banking of Crestar Bank, positions he held for more than five years. He is Chairman of the Audit Committee and a member of the Executive Committee and has been a Director since 1991.

         EUGENE P. TRANI, 58, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years. He is a Director of Crestar Financial Corporation and Heilig-Meyers Company. Dr. Trani is a member of the Audit Committee, the Compensation Committee and the Nominating Committee. He has been a Director since 1993.

                                 STOCK OWNERSHIP

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers"), (iii) all Directors and executive officers as a group and (iv) each person or group known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock.


   Name of Beneficial Owner                   Number of Shares 1,2          Percent of Class
   ------------------------                   --------------------          ----------------
Janet A. Alpert                                     101,074                         *
Kenneth Astheimer                                    57,322                         *
George E. Bello                                           0                         *
Theodore L. Chandler, Jr.                            19,028                         *
Michael Dinkins                                       1,528                         *
James Ermer                                          12,028                         *
G. William Evans                                     38,437                         *
Lowell C. Freiberg                                        0                         *
Charles H. Foster, Jr.                              215,208                       1.42%
Charles W. Keith                                     39,825                         *
John P. McCann                                        6,528                         *
J. Garnett Nelson                                    15,028                         *
Robert F. Norfleet, Jr.                               9,778                         *
Robert M. Steinberg                                       0                         *
Eugene P. Trani                                       8,028                         *
Herbert Wender                                       20,801                         *
Marshall B. Wishnack                                 11,528                         *

All Directors and executive
 officers as a group (23 persons,                   610,357                       4.03%
 including those named above)

LTIC Savings and Stock Ownership Plan 3             923,403                       6.10%
 6630 West Broad Street
 Richmond, Virginia 23230

FMR Corp. 4                                         982,300                       6.49%
Edward C. Johnson 3d
Abigail P. Johnson
Fidelity Management & Research Company
Fidelity Low-Priced Stock Fund
 82 Devonshire Street
 Boston, Massachusetts 02109

Reliance Group Holdings, Inc. 5                   4,039,473                      26.68%
Reliance Financial Services Corporation
Reliance Insurance Company
 55 East 52nd Street
 New York, New York 10055

------------
         * Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

         1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of April 15, 1998. The percents shown in the table are based on the number of shares of Common Stock outstanding on April 20, 1998.

         2 The number of shares of Common Stock shown in the table includes 42,150 shares held for certain Directors and executive officers in the LTIC Savings and Stock Ownership Plan (the "401(k) Plan") as of April 15, 1998, and 442,634 shares which certain Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following April 15, 1998. The number of shares also includes 4,000 shares of the Company's Common Stock held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission (the "Commission"), but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         3 Each participant in the 401(k) Plan has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

         4 In an Amendment No. 2 to Schedule 13G (the "Schedule 13G/A") jointly filed with the Commission on February 10, 1998 by FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp., Abigail P. Johnson, a Director of FMR Corp., Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and an investment advisor to various investment companies registered under
Section 8 of the Investment Company Act of 1940, as amended, and Fidelity Low-Priced Stock Fund, one such investment company, FMR Corp., Fidelity, Mr. Johnson and Ms. Johnson reported beneficial ownership as of December 31, 1997 of 982,300 shares of Common Stock, representing 10.99% of such shares outstanding on such date. The Schedule 13G/A reported that the ownership interest of Fidelity Low-Priced Stock Fund amounted to 816,300 shares of Common Stock, representing 9.13% of such shares outstanding on such date. According to the
Schedule 13G/A, (i) FMR Corp., Fidelity, Mr. Johnson and the Fidelity Funds with an ownership interest in the shares each has sole power to dispose of all 982,300 of the shares, and (ii) the sole power to vote the shares owned directly by the Fidelity Funds resides with the Funds' Boards of Trustees. The reported business address of FMR Corp., Fidelity and Fidelity Low-Priced Stock Fund was 82 Devonshire Street, Boston, Massachusetts 02109.

         5 In a Schedule 13D and an Amendment No. 1 to Schedule 13D (collectively, the "Schedule 13D") filed with the Commission on March 9, 1998 and March 10, 1998, respectively, by Reliance Financial Services Corporation ("Reliance Financial"), Reliance Financial reported beneficial ownership as of February 27, 1998 of 4,039,473 shares of Common Stock, representing approximately 26.8% of such shares outstanding on such date. According to the
Schedule 13D, all of the 4,039,473 shares of Common Stock beneficially owned by Reliance Financial are owned directly by RIC, a wholly owned subsidiary of Reliance Financial. RIC has sole voting (subject to the terms of the Voting Agreement described more fully elsewhere in this Proxy Statement) and dispositive power over all of the shares of Common Stock beneficially owned by Reliance Financial. See "Election of Directors - Certain Voting Arrangements." Reliance Financial is a wholly owned subsidiary of Reliance, which, according to the Schedule 13D, is also deemed to beneficially own all 4,039,473 of the shares.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 1997.

                                   COMMITTEES

         The standing  committees  of the Board of Directors  are the  Executive
Committee,  the Audit  Committee,  the Compensation  Committee,  the Pension and
Portfolio Committee, the Finance Committee and the Nominating Committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Audit Committee reviews the scope and the results of the work of the independent public accountants and internal auditors, reviews the adequacy of internal accounting controls, and recommends the selection of the independent public accountants to the Board of Directors. The responsibilities of the Compensation Committee are discussed below under "Compensation Committee Report on Executive Compensation." The Pension and Portfolio Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. Effective February 27, 1998, the Finance Committee was established to advise the Board of Directors with respect to financing needs, capital structure and other financial matters. Effective February 27, 1998, the Nominating Committee was established to recommend to the Board of Directors persons to serve as Directors of the Company and to establish such procedures as it deems proper to receive and review information concerning potential candidates for election or reelection to the Board of Directors. Shareholders entitled to vote for election of directors may nominate candidates for consideration by the Nominating Committee. See "Proposals for 1999 Annual Meeting."

         During the fiscal year ended December 31, 1997, there were seven meetings of the Board of Directors, ten meetings of the Executive Committee, three meetings of the Audit Committee, seven meetings of the Compensation Committee and three meetings of the Pension and Portfolio Committee. All Directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served.

                             DIRECTORS' COMPENSATION

         Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member. A non-employee Director other than a RIC Director receives $1,250 of his quarterly retainer, and may elect to receive all or part of his remaining cash compensation, in shares of the Company's Common Stock. The number of shares of the Company's Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%. A Director who is also an officer of the Company receives no compensation for his or her services as a Director. Pursuant to a policy of RIC, the annual retainer and meeting fees which an RIC Director is eligible to receive will be paid directly to RIC.

         The Outside Directors Deferral Plan permits non-employee Directors to defer all or a portion of their cash compensation. Effective April 1, 1998, the Outside Directors Deferral Plan was amended and restated to permit the deferral of non-employee Directors' cash compensation in Deferred Stock Units. Each
Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of such stock. A Participant's Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company. Those Directors who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation. Any amounts deferred under the former Outside Directors Deferral Plan may be transferred into the amended and restated Plan by making a one time election to do so. If such amounts are not transferred, the Director's Deferred Cash Account will continue to be credited with interest annually. The interest paid is based on the Rate of Return set forth in the amended and restated Plan, which is currently 9%. Under the former Plan and the amended and restated Plan, benefits are paid in cash in a lump sum or in installments and include survivor's benefits. Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

         Pursuant to the 1992 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan") which by its terms expired in 1996, and in 1997 pursuant to the 1991 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders. Beginning in 1998, pursuant to the Stock Incentive Plan, each non-employee Director who is not affiliated with RIC will receive an annual grant of an option to purchase 2,000 shares of the Company's Common Stock. Each RIC Director is eligible to receive cash compensation equal to the grant date present value of such option determined by using the Black-Scholes option pricing model; however, pursuant to a policy of RIC, at the direction of the RIC Directors, such amounts will be paid directly to RIC. The exercise price of all options granted to non-employee Directors is the fair market value of the Company's Common Stock on the date of grant. All of the options are exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executive officers as well as those officers of LTIC who are members of executive management (collectively "senior management") are made by the Compensation Committee of the Board. The Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the Stock Incentive Plan, the Directors' Option Plan and the Outside Directors Deferral Plan. The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs. All decisions by the Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

         Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other Named Executive Officers. The report of the Compensation Committee set forth below addresses the Company's compensation policies in effect for 1997.

Executive Compensation Policies

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash and shares of the Company's Common Stock on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company's shareholders.

         In furtherance of its responsibility to determine executive compensation, the Compensation Committee annually, or more frequently, reviews the Company's executive compensation program. The Compensation Committee evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry and in certain other financial services sectors as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers. The insurance industry peer group used for compensation analysis is included within, but is narrower than, the peer group index in the performance graph included in this Proxy Statement due to the small number of title companies on which compensation data is publicly available. The Compensation Committee believes that compensation comparisons are most appropriately made to executives within the insurance industry peer group, with particular emphasis on comparable title insurance companies. This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

         The Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer's individual duties and responsibilities in the Company, relative importance to the overall success of the Company's short- and long-term goals and attainment of individual performance goals, if appropriate. With respect to Mr. Foster, the Committee specifically evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholder equity. With respect to the other Named Executive Officers, the committee sets performance criteria, such as profitability, growth and productivity, for the area or areas of Company operations for which the executive is personally responsible and accountable.

         Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Compensation Committee in order to implement the Company's pay-for-performance policy, which focuses on an executive officer's total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

         The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance, so base salaries for senior management were set below the median for comparable positions at comparable companies during 1997. Adjustments made to executive base salaries normally take effect on April 1 of a given year; however, increases to most executive base salaries were not effected in 1997 so that salaries for senior management would remain consistent with base compensation adjustments made through the Company's regional manager restructuring program. Despite the Company's continued profitability and progress against strategic goals in 1996, the Committee determined that Mr. Foster's base salary would remain at $250,000 during 1997 based on the same reasoning applicable to stabilizing the salaries of senior management.

         The Named Executive Officers were eligible for incentive compensation for their 1997 performance. In February of 1998, bonus awards were made to each of these individuals based on a review of several factors which related to the Company's performance in 1997. Additionally, a portion of annual incentive compensation was paid in the Company's Common Stock out of the Stock Incentive Plan as a way to more closely align the interests of senior management with those of the shareholders. The Compensation Committee review included an assessment of the performance of selected individuals in achieving quarterly and annual revenue, expense ratio, productivity and preventable claims goals in his or her respective area of responsibility. Based on the performance of the Company and his individual performance, Mr. Foster's annual incentive award for 1997 was $352,800, compared to $244,938 in 1996, with 25% of the award paid in shares of the Company's Common Stock.

Long-Term Incentives

         The Committee administers the Stock Incentive Plan under which it has granted options to purchase shares of the Company's Common Stock to key executives based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock options is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         Effective January 7, 1997, the Compensation Committee granted stock options (the "1997 Options") to various executives, including the Named
Executive Officers. The Committee granted Mr. Foster a 1997 Option to acquire 35,000 shares of Common Stock. In determining the number of shares to be subject to the options granted to Mr. Foster, the Committee evaluated Mr. Foster's overall compensation package relative to that of other chief executives in the insurance industry peer group. With respect to the allocation of available options among the Named Executive Officers and other executives, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

         The exercise price of the 1997 Options was the fair market value of the Common Stock on the date of grant. The 1997 Options cannot be exercised until one year after the date of grant, vest at a rate of 25% each year for the first four years and expire seven years from such date. An earlier expiration date may apply in the event of an optionee's termination of employment, retirement, death or disability.

         The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

         The Omnibus Budget Reconciliation Act of 1993 ("OBRA") established certain criteria for the tax deductibility of compensation in excess of $1 million paid to the Company's executive officers. The Company will not lose deductions under OBRA for 1997. The Committee will carefully consider any plan or compensation arrangement that would result in the disallowance of compensation deductions. The Committee will use its best judgment in such cases, taking all factors into account, including the materiality of any deductions that may be lost. To date, the Committee has not adopted a policy that dictates its decision in such a situation.

                                   Compensation Committee
                                       Marshall B. Wishnack, Chairman
                                       James Ermer
                                       Theodore L. Chandler, Jr.
                                       Eugene P. Trani

Richmond, Virginia
February 24, 1998


                        Compensation Committee Interlocks
                            and Insider Participation

         Marshall B. Wishnack, Chairman of the Compensation Committee, is Chairman and Chief Executive Officer of Wheat First Union, which provides investment banking and investment management services to the Company. Theodore
L. Chandler, Jr., a member of the Compensation Committee, is a member of the law firm of Williams, Mullen, Christian & Dobbins, which acts as counsel to the Company. In the twelve month period ended January 31, 1998, the Company paid Williams, Mullen, Christian & Dobbins fees of $1,821,204.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Company and by LTIC and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

                           Summary Compensation Table

                                                                                Long-Term
                                                                              Compensation
                                                                                 Awards
                                             Annual Compensation              ------------
                                 --------------------------------------------   Securities
        Name and                                              Other Annual      Underlying        All Other
  Principal Position 1   Year    Salary ($)   Bonus ($)2    Compensation ($)3   Options (#)   Compensation ($)4
----------------------   ----    ----------   ----------    ----------------- -------------   -----------------
Charles H. Foster, Jr.   1997    $250,008     $352,800             --             35,000          $35,529
Chairman and Chief       1996     245,006      244,938             --             50,000           26,307
Executive Officer        1995     218,502      127,120             --             27,000           27,580

Janet A. Alpert          1997     189,996      235,200             --             18,000           27,311
President and Chief      1996     186,249      163,292             --             30,000           21,922
Operating Officer        1995     166,260       79,450             --             15,000           21,888

Kenneth Astheimer        1997     150,000      183,388             --             10,000           21,959
Executive Vice           1996     147,501      172,375             --             15,000           19,247
President                1995     133,002       57,545             --             10,000           18,971

Charles W. Keith         1997     150,000      172,595             --             10,000           19,000
Executive Vice           1996     147,501      157,445             --             15,000           17,570
President                1995     133,002       57,665             --             10,000           17,975

G. William Evans         1997     147,501      138,916             --              6,000           13,246
Vice President and       1996     137,505       60,646             --              9,000           10,751
Treasurer                1995     123,510       27,013             --              4,000            9,198

--------------

         1 The table lists the principal position held by each of the Named Executive Officers on December 31, 1997. Their current principal positions are as follows: Mr. Foster, Chairman and Chief Executive Officer; Ms. Alpert, President; Mr. Astheimer, Executive Vice President and Regional Manager; Mr. Keith, Executive Vice President and Regional Manager; and Mr. Evans, Executive Vice President-Information Technology.

         2 The bonuses to the Named Executive Officers for 1997 were partially paid in shares of the Company's Common Stock. The value of the stock portion of those bonuses, based upon a closing price of $36.625 per share on the date of the award, was $87,900, $58,600, $25,638, $32,963 and $32,963 for Mr. Foster,
Ms. Alpert, Mr. Astheimer, Mr. Keith and Mr. Evans, respectively.

         3 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 1997, 1996 and 1995 did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

         4 "All Other Compensation" includes the following for the fiscal year ended December 31, 1997: (a) $7,600, $6,514, $6,095, $6,514 and $6,835 for Mr.
Foster, Ms. Alpert, Mr. Astheimer, Mr. Keith and Mr. Evans, respectively, representing total contributions of $33,559 to the Company's 401(k) Plan on behalf of each of the Named Executive

Officers to match 1997 pre-tax elective deferral contributions (included under Salary) made by each to such plan; (b) $4,210, $3,584 and $2,769 of accrued interest on income deferred in 1986, 1987, 1988 or 1989 by Mr. Foster, Ms. Alpert and Mr. Astheimer, respectively, under the LTIC Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 1997 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and (c) $20,719, $17,213, $13,095, $12,486 and $6,411 for Mr. Foster, Ms. Alpert, Mr. Astheimer, Mr. Keith and Mr. Evans, respectively, representing compensation attributable to life insurance premiums paid by the Company in 1997 pursuant to the Company's split-dollar life insurance plan.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1997, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                                   Individual Grants
                          -------------------------------------------------------------------

                             Number of
                            Securities        % of Total
                            Underlying      Options Granted                                       Grant Date
                              Options       to Employees in       Exercise or      Expiration      Present
      Name                 Granted (#)1       Fiscal Year      Base Price ($/Sh)2     Date 3      Value ($)4
      ----                 ------------       -----------      ------------------  ----------     ----------

Charles H. Foster, Jr.        35,000             33.3%               $21.50          1/7/04        $309,262
Janet A. Alpert               18,000             17.1                 21.50          1/7/04         159,049
Kenneth Astheimer             10,000              9.5                 21.50          1/7/04          88,361
Charles W. Keith              10,000              9.5                 21.50          1/7/04          88,361
G. William Evans               6,000              5.7                 21.50          1/7/04          53,016

-------------

         1 The options become exercisable for 25% of the shares of Common Stock of the Company covered by such options on each of the first four successive anniversary dates of the date of grant. The options listed in the table were granted on January 7, 1997.

         2 The exercise price for the options listed in the table was the fair market value on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding and other deductions.

         3 The options listed in the table expire seven years from the date of grant. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.

         4 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. The model used assumed a risk free interest rate of 6.47%, a dividend yield of 1.049% and a volatility measure of .296, which is the variance on the rate of return on the Common Stock of the Company over the most recent 250 trading day period prior to the grant of the option. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the listed options.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                             Number of Securities
                                                                  Underlying           Value of Unexercised In-
                                                            Unexercised Options at         the-Money Options
                                                              Fiscal Year End (#)          at FY-End ($)2
                                                            ----------------------     ------------------------
                         Shares Acquired       Value             Exercisable/                Exercisable/
      Name               on Exercise (#)   Realized ($)1        Unexercisable               Unexercisable
      ----               ---------------   -------------    ----------------------     ------------------------
Charles H. Foster, Jr.          0            $      0           145,187/94,125          $3,135,023/$1,214,321
Janet A. Alpert            11,142             281,685            57,272/52,000           1,159,681/674,380
Kenneth Astheimer               0                   0            33,500/28,500             660,055/376,415
Charles W. Keith                0                   0            23,750/28,500             433,173/376,415
G. William Evans                0                   0            14,900/15,750             287,818/200,368

--------------

         1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

         2 The value of in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of the Common Stock of the Company underlying the options on December 31, 1997 and the exercise price of the options.

                               Retirement Benefits

         All of the Named Executive Officers participate in the LTIC Retirement Plan, a qualified defined benefit retirement plan. The Internal Revenue Code limits (a) the annual retirement benefit that may be paid under the LTIC Retirement Plan and (b) the compensation that may be used in computing a benefit. The maximum benefit limitation is adjusted each year to reflect the cost of living. For 1997, the maximum benefit limitation was $125,000 (based on a life annuity) and the earnings limitation was $160,000.

         The Named Executive Officers are also covered by the LTIC 1995 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the LTIC Retirement Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the LTIC 1995 Benefit Restoration Plan is the difference between the benefit that would be payable under the LTIC Retirement Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the LTIC Retirement Plan.

                               PENSION PLAN TABLE
              (Estimated Annual Benefits Payable at Retirement)1,2

                                                           Years of Service 4
                      ---------------------------------------------------------------------------------
   Average
Compensation 3            20                 25                30               35                 40
--------------            --                 --                --               --                 --
   $100,000           $ 27,507           $ 34,512          $ 37,687         $ 39,460           $ 41,677
    150,000             42,998             53,992            58,851           61,622             64,946
    200,000             58,492             73,477            80,020           83,788             88,222
    250,000             73,987             92,962           101,190          105,955            111,497
    300,000             89,478            112,441           122,354          128,117            134,766
    350,000            104,972            131,926           143,523          150,283            158,041
    400,000            120,467            151,411           164,692          172,450            181,316

         1 The estimated benefits assume retirement at age 65 and are calculated on the basis of a 50% joint and survivor benefit, assuming that at retirement the age of the executive's spouse is 62. The social security benefit will be payable in addition to the amounts shown.

         2 The estimated benefits set forth in the table were determined without regard to the Internal Revenue Code maximum benefit limitation or its limitation on compensation that may be used in computing a benefit. The LTIC 1995 Benefit Restoration Plan will provide participants in the plan with the benefit that is "lost" under the LTIC Retirement Plan due to the Internal Revenue Code limitation on the earnings that may be used in computing a benefit. The benefits under the LTIC 1995 Benefit Restoration Plan are payable for a period of 15 years.

         3 Average Compensation is the average of the salary and bonus (as reported in the Summary Compensation Table) for the five years during the past ten years of an executive's career for which such average is the highest or, in the case of an executive who has been employed for less than five calendar years, the period of his or her employment with the Company and LTIC and its subsidiaries. The following sets forth the average compensation for each of the Named Executive Officers covered under the LTIC Retirement Plan and the LTIC 1995 Benefit Restoration Plan: Charles H. Foster, Jr., $359,528; Janet A. Alpert, $249,159; Kenneth Astheimer, $207,620; Charles W. Keith, $207,432; and
G. William Evans, $159,039.

         4 The years of pension benefit service for each of the Named Executive Officers are: Charles H. Foster, Jr., 24; Janet A. Alpert, 29; Kenneth Astheimer, 24; Charles W. Keith, 16; and G. William Evans, 22.

                             Contractual Obligations

         The Board of Directors has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of its executive officers, notwithstanding the possibility, threat or occurrence of a change of control of the Company. Therefore, effective November 15, 1994, agreements were entered into with certain executives, including the Named Executive Officers, which relate to the officer's employment following a change of control. Each agreement provides for the officer's continued employment for a period of three years following a change of control event (the "Employment Period"). During the Employment Period, the officers will be entitled to a minimum annual salary and bonus in an amount equal to the annualized highest monthly salary during the 12 months immediately preceding the change of control event and the average annualized bonus paid during the three years immediately preceding the change of control event. The officer also will be entitled to participate in incentive, savings and other benefit programs on terms at least as favorable as those in effect at any time during the 90 days preceding the change of control event.

         The agreements generally provide certain benefits if, following a change of control, an officer's employment is terminated by the Company or its successor other than for cause, or if the officer resigns for "good reason" such as a reduction in responsibilities. In such event, the Company will be obligated to pay to the executive through the date of termination the executive's annual base salary, a pro rata portion of the executive's annual bonus, the amount that would be payable to the executive by applying the severance formula set forth in the LTIC Severance Benefits Plan, all amounts of previously deferred compensation not yet paid by the Company, any accrued vacation pay and a severance payment equal to the maximum amount deductible by the Company under
Section 280G of the Internal Revenue Code. To be deductible under Section 280G, the aggregate payments received by an executive which are contingent on a change of control must be less than three times the executive's "base amount" (the average annual taxable compensation of the executive for the five years preceding the year on which the change of control occurs).

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index, assuming the investment of $100 in the Company's Common Stock on December 31, 1992, and the reinvestment of all dividends.



                                     [GRAPH]




===============================================================================================================
                        LANDAMERICA FINANCIAL GROUP, INC.
                     CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
                                                                                             NASDAQ
                                    LandAmerica              S&P 500 Index               Insurance Index
============================= ======================== =========================== ============================
          12/31/92                    $100                      $100                         $100
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/93                     179                       110                          107
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/94                     105                       112                          101
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/95                     193                       153                          143
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/96                     200                       189                          163
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/97                     323                       252                          239
============================= ======================== =========================== ============================

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 1999 ANNUAL MEETING

         Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 1999 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 6630 West Broad Street, Richmond, Virginia 23230, no later than January 2, 1999, in order for the proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company anticipates holding the 1999 Annual Meeting of Shareholders on May 18, 1999.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director at the 1999 Annual Meeting of Shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the meeting. The notice must describe various matters regarding the nominee and the shareholder giving notice. For a shareholder to bring other business before the 1999 Annual Meeting of Shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS, WAS MAILED TO SHAREHOLDERS ON APRIL 17, 1998. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1997 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 6630 WEST BROAD STREET, RICHMOND, VIRGINIA 23230.

[PROXY CARDS AND VOTING INSTRUCTIONS]



                        LANDAMERICA FINANCIAL GROUP, INC.

May 1, 1998

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 16, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John M. Carter, Russell W. Jordan, III, and Jeffrey A. Tischler, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 20, 1998, at the Annual Meeting of Shareholders to be held at 11:00 a.m. on June 16, 1998, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
------------------------------------------------------                                                                         For
                                                                                                     For All                   All
          LANDAMERICA FINANCIAL GROUP, INC.             1. Election of Directors.                    Nominees    Withhold     Except

------------------------------------------------------
                                                                     George E. Bello                    _           _           _
                   COMMON STOCK                                      Theodore L. Chandler, Jr.         |_|         |_|         |_|
                                                                     Charles H. Foster, Jr.
                                                                     Herbert Wender
                                                                     Marshall B. Wishnack
                                                                     Lowell C. Freiberg
                                                                     Robert M. Steinberg
RECORD DATE SHARES:
                                                        INSTRUCTION: To withhold authority to vote for any individual  nominee, mark the  "For All Except"  box  and  strike a  line  through  the name(s) of the nominee(s).




                                            ----------  Mark box at right if an address change or comment has been noted on     _
Please be sure to sign and date this Proxy.    Date     the reverse side of this card.                                         |_|

------------------------------------------- ----------


Shareholder sign here        Co-owner sign here
------------------------------------------------------


                        LANDAMERICA FINANCIAL GROUP, INC.

May 1, 1998

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 16, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

               TO TRUSTEE, LAWYERS TITLE INSURANCE CORPORATION AND
            DESIGNATED SUBSIDIARIES SAVINGS AND STOCK OWNERSHIP PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10.4 of the Lawyers Title Insurance Corporation and Designated Subsidiaries Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 20, 1998, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 11:00 a.m. on June 16, 1998, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES CREDITED TO YOUR PARTICIPANT'S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS.


--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
------------------------------------------------------                                                                         For
                                                                                                     For All                   All
          LANDAMERICA FINANCIAL GROUP, INC.             1. Election of Directors.                    Nominees    Withhold     Except

------------------------------------------------------
                                                                     George E. Bello                    _           _           _
        LAWYERS TITLE INSURANCE CORPORATION                          Theodore L. Chandler, Jr.         |_|         |_|         |_|
            AND DESIGNATED SUBSIDIARIES                              Charles H. Foster, Jr.
         SAVINGS AND STOCK OWNERSHIP PLAN                            Herbert Wender
                                                                     Marshall B. Wishnack
                                                                     Lowell C. Freiberg
                                                                     Robert M. Steinberg
RECORD DATE SHARES:
                                                        INSTRUCTION: To withhold authority to vote for any individual  nominee, mark the  "For All Except"  box  and  strike a  line  through  the name(s) of the nominee(s).




                                            ----------  Mark box at right if an address change or comment has been noted on     _
Please be sure to sign and date this Voting    Date     the reverse side of this card.                                         |_|
Instruction.
------------------------------------------- ----------


Participant sign here
------------------------------------------------------


                        LANDAMERICA FINANCIAL GROUP, INC.

May 1, 1998

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 16, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


              TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
                            1995 STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 28, 1998, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 11:00 a.m. on June 16, 1998, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.


--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
------------------------------------------------------                                                                         For
                                                                                                     For All                   All
          LANDAMERICA FINANCIAL GROUP, INC.             1. Election of Directors.                    Nominees    Withhold     Except

------------------------------------------------------
                                                                     George E. Bello                    _           _           _
         LAWYERS TITLE INSURANCE CORPORATION                         Theodore L. Chandler, Jr.         |_|         |_|         |_|
              1995 STOCK PURCHASE PLAN                               Charles H. Foster, Jr.
                                                                     Herbert Wender
                                                                     Marshall B. Wishnack
                                                                     Lowell C. Freiberg
                                                                     Robert M. Steinberg
RECORD DATE SHARES:
                                                        INSTRUCTION: To withhold authority to vote for any individual  nominee, mark the  "For All Except"  box  and  strike a  line  through  the name(s) of the nominee(s).




                                            ----------  Mark box at right if an address change or comment has been noted on     _
Please be sure to sign and date this Voting    Date     the reverse side of this card.                                         |_|
Instruction.
------------------------------------------- ----------


Participant sign here
------------------------------------------------------


                        LANDAMERICA FINANCIAL GROUP, INC.

May 1, 1998

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 16, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


            TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
       AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 28, 1998, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 11:00 a.m. on June 16, 1998, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE TRUSTEE MAY VOTE THE SHARES AT ITS DISCRETION.


--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE
------------------------------------------------------                                                                         For
                                                                                                     For All                   All
          LANDAMERICA FINANCIAL GROUP, INC.             1. Election of Directors.                    Nominees    Withhold     Except

------------------------------------------------------
                                                                     George E. Bello                    _           _           _
           UNIVERSAL LEAF TOBACCO COMPANY,                           Theodore L. Chandler, Jr.         |_|         |_|         |_|
       INCORPORATED AND DESIGNATED AFFILIATED                        Charles H. Foster, Jr.
                     COMPANIES                                       Herbert Wender
           EMPLOYEES' STOCK PURCHASE PLAN                            Marshall B. Wishnack
                                                                     Lowell C. Freiberg
                                                                     Robert M. Steinberg
RECORD DATE SHARES:
                                                        INSTRUCTION: To withhold authority to vote for any individual  nominee, mark the  "For All Except"  box  and  strike a  line  through  the name(s) of the nominee(s).




                                            ----------  Mark box at right if an address change or comment has been noted on     _
Please be sure to sign and date this Voting    Date     the reverse side of this card.                                         |_|
Instruction.
------------------------------------------- ----------


Participant sign here
------------------------------------------------------
